UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2009

Accelerated Building Concepts Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11873                                                            13-3886065
       (Commission File Number)                       (IRS Employer Identification No.)

8427 South Park Circle. Suite 150, Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 859-3883

___________________________________________________________
(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTIN GRULE OR STANDARD; TRANSFER OF LISTING.

Based upon the recent retraction of its report for the Company’s 2007 consolidated audited financials by Liebman, Goldberg and Drogin, LLP and the lawsuits filed in Brevard County, Florida disputed control of the Company thereby freezing all of the Company’s funds, the Company will not be able to engage a new independent accountant therefore, it will be unable to file its Form 10-K for 2008.  As such, the Company has failed to continue to meet its listing requirements and expects that it will be delisted from the OTC Bulletin Board.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements

Not applicable.

(b)Pro Forma Financial Information

Not applicable.

(c)Exhibits:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION

/s/ Joseph Sorci
Joseph Sorci
Chief Executive Officer

Date: March 30, 2009